AMERICAN INDEPENDENCE FUNDS TRUST

(the “Trust”)

SUPPLEMENT DATED DECEMBER 29, 2016

TO THE

SUMMARY PROSPECTUS, PROSPECTUS
AND STATEMENT OF ADDITIONAL INFORMATION

EACH DATED FEBRUARY 29, 2016 (AS SUPPLEMENTED JULY 6, 2016)

AMERICAN INDEPENDENCE CARRET CORE PLUS FUND (Ticker Symbols: IIISX, IBFSX)	AMERICAN INDEPENDENCE NAVELLIER LARGE CAP GROWTH FUND (Ticker Symbols: LGNIX, LGNAX, LGNCX)
AMERICAN INDEPENDENCE JAFORLINES GLOBAL TACTICAL ALLOCATION FUND (Ticker Symbols: RMAIX, AARMX, ACRMX)	AMERICAN INDEPENDENCE MULTI-MANAGER INTERNATIONAL FUND (Ticker Symbols: IMSSX, IIESX)
AMERICAN INDEPENDENCE KANSAS TAX-EXEMPT BOND FUND (Ticker Symbols: SEKSX, IKSTX, IKTEX)	AMERICAN INDEPENDENCE U.S. INFLATION-PROTECTED FUND (Ticker Symbols: FFIHX, FNIHX, FCIHX, AIIPX)

(each a “Fund” and collectively “Funds”)

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE SUMMARY PROSPECTUS, PROSPECTUS, AND STATEMENT OF ADDITIONAL INFORMATION LISTED ABOVE.

1.      Change of Control for the Adviser

RiskX Investments, LLC (“RiskX Investments” or the “Adviser”), the Funds’ investment adviser, intends to enter into a definitive agreement with Manifold Partners, LLC (“Manifold”), an SEC registered investment adviser headquartered in California, whereby Manifold would acquire a majority of the membership interests in RiskX Investments (the “Transaction”).  The Board of Directors of RiskX Investments approved the pending acquisition of the Adviser by Manifold on August 18, 2016.  The Transaction is expected to close in the first quarter of 2017 and is subject to approval by shareholders of the registered investment companies for which RiskX Investments serves as investment adviser and satisfaction of other customary closing conditions. Pursuant to the Transaction, Manifold will acquire at least 75% of the then-outstanding membership interests in the Adviser.

The proposed transaction may be deemed to result in an “assignment”, as that term is defined by the Investment Company Act of 1940, of the following agreements: (i) with respect to the Trust, the Investment Advisory Agreement between RiskX Investments and the Trust on behalf of the Funds; and (ii) each Investment Sub-Advisory Agreement between RiskX Investments and (a) Carret Asset Management, LLC on behalf of the Carret Core Plus Fund and the Kansas Tax-Exempt Bond Fund; (b) J.A. Forlines, LLC on behalf of the JAForlines Global Tactical Allocation Fund; (c) Manifold Partners, LLC on behalf of the Multi-Manager International Fund; and (d) Fischer Francis Trees & Watts, Inc. on behalf of the U.S. Inflation-Protected Fund. Accordingly, the completion of the transaction is contingent upon, among other things, the approval of the Funds’ shareholders of a new investment advisory agreement between the Trust and RiskX Investments, LLC. Shareholders of each respective Fund will also be asked to approve the proposed respective investment sub-advisory agreement.

At a meeting held September 20-21, 2016, the Funds’ Trustees approved the terms of the proposed investment advisory agreement and the investment sub-advisory agreements (the “Proposed Agreements”), and have called a special meeting of shareholders to obtain their approval of such agreements. The meeting is expected to be held in February 2017. The new Proposed Agreements have terms, including investment advisory and sub-advisory fees payable thereunder, that are substantially identical to those in the current agreements.

The Board has also approved an interim investment advisory agreement and interim investment sub-advisory agreements with substantially similar terms as the current agreements, in the event that the Transaction closes and shareholders of the Funds have not yet approved any of the Proposed Agreements. If shareholders do not approve the proposed investment advisory agreement within 150 days of the date on which the Transaction closes, the Board will take such action as it deems to be in the best interests of each Fund and its shareholders, including, potentially, liquidating the Fund and distributing the Fund assets in kind, in cash or a combination of both, if other options are determined not to be prudent or practicable.

Shareholders should expect to receive a proxy statement during the month of January 2017, which will provide a comparison of the current advisory agreement and the current sub-advisory agreements to each of the respective proposed agreement and will discuss the basis for the Board’s approval of the Proposed Agreements.

2.      New Distributor for the Funds

Effective January 1, 2017, the Distributor for the Fund will change from Matrix Capital Group, Inc. to Matrix 360 Distributors, LLC.

3.      Manager-of-Managers Authority

At the shareholders meeting anticipated for February 2017 for which shareholders should expect to receive a proxy during January 2017, shareholders will be asked to approve granting manager-of-managers authority to RiskX Investments. On August 3, 2016, the Adviser was granted an exemptive order by the SEC under which the Adviser may, subject to approval of the Board, enter into and materially amend sub-advisory agreements with unaffiliated sub-advisers for a fund it advises without obtaining shareholder approval in each case.

4.      Name Change for the Navellier Large Cap Growth Fund

Effective December 29, 2016, the name of the American Independence Navellier Large Cap Growth Fund has been changed to the American Independence Large Cap Growth Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE